UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 3, 2019

TEXAS ROADHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Louisville, KY	40205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (502) 426-9984

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TXRH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b,2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 5.02.        Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported in the Current Report on Form 8-K dated June 20, 2019, Scott Colosi, President of Texas Roadhouse, Inc. (the “Company”), announced that he would no longer serve as President effective as of June 20, 2019.

On July 3, 2019, the Company entered into a Consulting Agreement and General Release of Claims (the “Consulting Agreement”) with Mr. Colosi.  Under the Consulting Agreement, which expires on March 1, 2020, the Company will pay Mr. Colosi an aggregate sum of $500,000 in bi-weekly installments over the term of the Consulting Agreement.  In addition, the Company will pay Mr. Colosi an aggregate sum of $1,400,000, payable on March 1, 2020.  Under the terms of the Consulting Agreement, Mr. Colosi shall be available upon reasonable notice to consult on matters assigned by the Company.   The Consulting Agreement also provided a general release of all claims through June 20, 2019.  Finally, the Consulting Agreement reaffirmed certain obligations of Mr. Colosi under his 2018 employment agreement, including, without limitation, obligations pertaining to non-competition, non-hire, and non-solicitation.

The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the Consulting Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits

(d) Exhibits

10.1	Consulting Agreement and General Release of Claims dated as of July 3, 2019, by and between Scott Colosi and Texas Roadhouse Inc., Texas Roadhouse Holdings LLC, and Texas Roadhouse Management Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: July 3, 2019	By:	/s/ Tonya Robinson
Tonya Robinson
Chief Financial Officer